EXHIBIT 10.2

EXECUTION COPY

ESCROW AND SECURITY AGREEMENT

This ESCROW AND SECURITY AGREEMENT (this “Escrow and Security Agreement”) is made and entered into as of February 4, 2005 among LFS-Merger Sub, Inc., a Texas corporation (the “Pledgor”), The Bank of New York, as Trustee under the Indenture referred to below (in such capacity, the “Trustee”), The Bank of New York, as securities intermediary and escrow agent (in such capacity, the “Escrow Agent”), and J.P. Morgan Securities Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the “Initial Purchasers”), in favor of the holders (the “Holders”) of the Notes (as defined herein) issued on the date hereof by the Pledgor under the Indenture referred to below.

W I T N E S S E T H

WHEREAS, the Pledgor and the Initial Purchasers are parties to a Purchase Agreement dated January 28, 2005 (as such agreement may be amended, the “Purchase Agreement”), pursuant to which the Pledgor will issue and sell to the Initial Purchasers an aggregate of $152,000,000 principal amount of its 10¾% Senior Subordinated Notes due 2015 (the “Notes”);

WHEREAS, the Pledgor and the Trustee have entered into that certain Indenture dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), pursuant to which the Pledgor is issuing the Notes on the date hereof;

WHEREAS, pursuant to the Purchase Agreement, the Pledgor is required on the date hereof (the “Closing Date”) (i) to direct the Initial Purchasers to deposit $149,712,400.00 (the gross proceeds from the sale of the Notes, and herein referred to as the “Gross Proceeds”) and (ii) to deposit or cause to be deposited an additional $2,768,722.22 (the “Additional Escrow Amount” and, together with the Gross Proceeds, the “Escrow Amount”) (to be provided either through a deposit of cash or Cash Equivalents or a letter of credit with terms and conditions reasonably satisfactory to the Initial Purchasers), which in the aggregate shall be an amount sufficient to redeem the Notes in cash at the redemption price equal to 98.495% of the principal amount of the Notes, plus accrued and unpaid interest from and including the date hereof to but excluding April 5, 2005, with the Escrow Agent in the Collateral Account (as defined herein) to be held by the Escrow Agent for the benefit of the Trustee, the Holders of the Notes and the Initial Purchasers;

WHEREAS, in the event that (x) the conditions contained in this Escrow and Security Agreement for the release of the Escrowed Funds are not satisfied on or prior to April 1, 2005, or (y) if the Merger Agreement (as defined herein) is terminated in accordance with its terms prior to such date, the Pledgor shall be required to redeem the Notes pursuant to the terms of the Indenture (the “Obligations”);

WHEREAS, to secure the Obligations of Pledgor, the Pledgor has agreed to (i) pledge to the Trustee for its benefit and the ratable benefit of the Holders of the Notes and the Initial Purchasers, a security interest in and lien upon the Escrowed Funds and the other Collateral (each as hereinafter defined) and (ii) execute and deliver this Escrow and Security Agreement in order to secure the payment and performance by the Pledgor of the Obligations.

AGREEMENT

NOW, THEREFORE, in consideration of the promises herein contained, and in order to induce the Holders of the Notes to purchase the Notes, the Pledgor, the Trustee, the Initial Purchasers and the Escrow Agent hereby agree, for the benefit of the Trustee and for the ratable benefit of the Holders of the Notes and the Initial Purchasers, as follows:

SECTION 1. Definitions; Appointment; Deposit and Investment

1.1 Definitions

“Cash Equivalents” means any money market fund that invests solely in U.S. Government Securities.

“Collateral Account” means an account established and maintained by the Escrow Agent in the name “LFS-Merger Sub Collateral Account,” which account shall at all times be under the control (within the meaning of Section 8-106 of the U.C.C. (as defined below)) of the Trustee and subject to the terms and conditions of this Escrow and Security Agreement.

“Escrow Agent” shall mean the Person named as the “escrow agent” in the first paragraph of this Escrow and Security Agreement until a successor escrow agent shall have become such, in accordance with Section 1 hereof, and thereafter “Escrow Agent” shall mean the Person who is then the Escrow Agent hereunder.

“Escrowed Funds” means the Escrow Amount and all investments thereof made hereunder, plus all interest, dividends and other distributions and payments thereon received by the Escrow Agent.

“Government Book-Entry Security” means U.S. Government Securities maintained in book-entry form through the United States Federal Reserve Banks.

“Initial Purchasers’ Commission” means $4,117,091.00, the amount payable to the Initial Purchasers pursuant to the Purchase Agreement and Section 7(a) hereof unless the Special Redemption occurs.

“Merger” shall have the meaning ascribed thereto in the Purchase Agreement.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of December 2, 2004, among ECCA Holdings Corporation, the Pledgor and Eye Care Centers of America, Inc., as such agreement may be amended, modified or supplemented from time to time so long as such amendments, modifications or supplements are not, individually or in the aggregate, material adverse to Eye Care Centers of America, Inc. or any of its subsidiaries (after giving effect to the consummation of the Transactions (as defined in the Offering Memorandum)) or the Holders of the Notes.

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“Offering Memorandum” means the Final Offering Memorandum of the Pledgor dated January 28, 2005 pursuant to which the Notes were offered to the Holders.

“Special Redemption Date” means the earlier of (x) the date specified by the Pledgor in an officers’ certificate delivered in accordance with Section 7(b) hereof and (y) April 5, 2005.

“Special Redemption Price” means the price equal to 98.495% of the principal amount of the Notes, plus accrued and unpaid interest from and including the date hereof to but excluding the Special Redemption Date.

“U.S. Government Securities” means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America which, in either case, are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian, with respect to any such U.S. Government Securities or a specific payment of principal of or interest on any such U.S. Government Securities held by such custodian for the account of the holder of such depository receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Securities or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

All capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Indenture. Unless otherwise defined herein or in the Indenture, terms used in Articles 8 or 9 of the Uniform Commercial Code as in effect in the State of New York (the “U.C.C.”) are used herein as therein defined.

1.2 Appointment of the Escrow Agent. The Pledgor hereby appoints The Bank of New York as Escrow Agent in accordance with the terms and conditions set forth herein and The Bank of New York hereby accepts such appointment. Any and all Escrowed Funds shall be deposited with the Escrow Agent in the Collateral Account, in U.S. Dollars, by wire transfer as follows: The Bank of New York, ABA# 021000018, A/C# 427101, Account Name: LFS-Merger Sub, Inc. Collateral Account, Ref: LFS-Merger Sub, Inc., Attn.: Patricia Gallagher. The Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

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1.3 Establish Account. The Escrow Agent shall establish and maintain the Collateral Account herein provided for in accordance with the terms of this Escrow and Security Agreement.

1.4 Pledge and Grant of Security Interest. The Pledgor hereby pledges to the Trustee for its benefit and for the ratable benefit of the Holders of the Notes and, solely with respect to the Initial Purchasers’ Commission (but only to the extent payable hereunder and under the Purchase Agreement), the Initial Purchasers, and hereby grants to the Trustee for its benefit and for the ratable benefit of the Holders of the Notes and the Initial Purchasers, as applicable, a continuing first-priority security interest in and to all of the Pledgor’ s right, title and interest in, to and under the following, whether characterized as investment property, certificated securities, uncertificated securities, general intangibles or otherwise: (a) the Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Account, (b) all Collateral Investments (as hereinafter defined) and all certificates and instruments, if any, representing or evidencing the Collateral Investments, and any and all security entitlements to the Collateral Investments, and any and all related securities accounts in which security entitlements to the Collateral Investments are carried, (c) all cash, notes, deposit accounts, checks and other instruments, if any, from time to time hereafter delivered to or otherwise possessed by the Escrow Agent, as Escrow Agent only and not in any other capacity, for or on behalf of the Pledgor in substitution for or in addition to any or all the then existing Collateral (as hereinafter defined), and (d) all proceeds of and other distributions on or with respect to any and all of the foregoing Collateral (including, without limitation, all dividends, interest, principal payments, cash, options, warrants, rights, investments, subscriptions and other property or proceeds, including proceeds that constitute property of the types described in clauses (a) through (c) of this Section 1.4) (clauses (a) through (d) being hereinafter collectively referred to as the “Collateral”). The Escrow Agent (in its capacity as a securities intermediary) hereby agrees that it will comply with entitlement orders originated by the Trustee (in its capacity as a secured party/purchaser) without further consent by the Pledgor (in its capacity as a debtor/entitlement holder), it being acknowledged and agreed that so long as no Event of Default exists, the Escrow Agent shall honor entitlement orders issued by the Pledgor in accordance with Sections 5 or 7 hereof.

1.5 Deposit of Escrowed Funds. On the Closing Date, the Pledgor shall deposit, or direct the deposit, of the Escrow Amount into the Collateral Account.

SECTION 2. Security for Obligations. The pledge and lien granted by Pledgor pursuant to Section 1.4 hereof secures the prompt and complete performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations.

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SECTION 3. Delivery of Collateral. All certificates or instruments representing or evidencing the Collateral, including, without limitation, amounts invested as provided in Section 5 hereof, shall be delivered to and held by Escrow Agent pursuant to the terms hereof and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance sufficient to convey a valid security interest in such Collateral to the Trustee, or shall be credited to the Collateral Account which shall be maintained as a securities account by the Escrow Agent.

SECTION 4. Maintaining the Collateral Account. Except as otherwise provided by the provisions of Section 7 and Section 14 hereof:

(a) So long as the Obligations shall remain outstanding, the Pledgor will maintain the Collateral Account with the Escrow Agent.

(b) Except as provided in Section 7 hereof, it shall be a term and condition of the Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Collateral Account, that no amount (including interest on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Pledgor or any other Person from the Collateral Account.

(c) The Collateral Account shall be established and maintained as a securities account (as defined in Section 8-501 of the U.C.C.).

(d) The Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

SECTION 5. Investing of Amounts in the Collateral Account. The Escrow Agent shall invest all amounts on deposit in the Collateral Account in the name of the Escrow Agent in Cash Equivalents (“Collateral Investment”). In no event shall the Escrow Agent be liable for any loss in the investment or reinvestment of amounts held in the Collateral Account unless such loss results from the Escrow Agent’s bad faith, gross negligence or wilful misconduct.

SECTION 6. Delivery of Collateral Investments; Filing. (a) The Escrow Agent shall become the holder on behalf of the Trustee of the Collateral Investments (or applicable security entitlements thereto) through the following delivery procedures: (i) in the case of Collateral Investments which are uncertificated securities, registration of one of the following as owner of such uncertificated securities: the Escrow Agent or a Person designated by the Escrow Agent, or Person other than a securities intermediary or financial intermediary, that becomes the registered owner of such uncertificated securities and acknowledges that it holds the same for the Escrow Agent; and (ii) in the case of Collateral Investments in the form of Government Book-Entry Securities, the making by securities intermediary (other than a clearing corporation) to whose account such Government Book-Entry Securities have been credited on the books of a Federal Reserve Bank (or on the books of another such securities intermediary (other than a clearing corporation)) of book entries indicating that such Government Book-Entry Securities have been credited to an account of the Escrow Agent, and the sending by such securities intermediary to the Escrow Agent of confirmation of such transfer to the Escrow Agent’s account.

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(b) Prior to or concurrently with the execution and delivery hereof and prior to the transfer to the Escrow Agent of Collateral Investments (or acquisition by the Escrow Agent of any security entitlement thereto) the Escrow Agent shall establish the Collateral Account on its books as an account segregated from all other custodial or collateral accounts. All investments made from funds in the Collateral Account including Collateral Investments shall be credited to the Collateral Account and the Escrow Agent hereby agrees to treat all property credited to the Collateral Account as a “financial asset” as defined in Section 8-102(a)(9) of the U.C.C. Subject to the other terms and conditions of this Escrow and Security Agreement, all Collateral Investments held by the Escrow Agent pursuant to this Escrow and Security Agreement shall be held in the Collateral Account subject (except as expressly provided in Sections 7(a) and 7(b) hereof) to the control (within the meaning of Section 8-106 of the U.C.C.) of the Escrow Agent and exclusively for the benefit of the Trustee and for the ratable benefit of the Holders of the Notes and segregated from all other funds or other property otherwise held by the Escrow Agent.

(c) All Collateral shall be retained in the Collateral Account and pending disbursement pursuant to the terms hereof.

SECTION 7. Disbursements. The Escrow Agent shall hold the assets in the Collateral Account and release the same only as follows:

(a) If the Escrow Agent receives, at any time prior to 5:00 p.m. (New York City time) on April 1, 2005, an Officers’ Certificate in the form attached hereto as Exhibit A, the Escrow Agent shall, on the date specified on such certificate (which date shall be at least one (1) Business Day after delivery of such certificate), upon receipt of an Officers’ Certificate in the form attached hereto as Exhibit B on such date, disburse from the Collateral Account (A) first, to pay any expenses (x) payable by the Pledgor to the Escrow Agent hereunder or (y) payable by the Peldgor pursuant to the Purchase Agreement, in each case that have not been paid, (B) second, to the Initial Purchasers an amount equal to 100% of the Initial Purchasers’ Commission (as defined in the Purchase Agreement) and (C) third, to, or at the written direction of, the Pledgor the remainder of all Escrowed Funds (after payment of the Initial Purchasers’ Commission) held in the Collateral Account or otherwise;

(b) If (i) the Escrow Agent receives, at any time prior to 11:00 a.m. (New York City time) on April 1, 2005, an Officers’ Certificate from the Pledgor certifying that the Merger Agreement has been terminated in accordance with its terms or (ii) the Escrow Agent has not received the Officers’ Certificates in accordance with paragraph (a) above or clause (i) of this paragraph prior to 11:00 a.m. (New York City time) on April 1, 2005, the Escrow Agent shall promptly notify the Trustee in writing and the Trustee, on the same Business Day, shall promptly notify each Holder in accordance with the provisions of the Indenture that all of the outstanding Notes shall be redeemed on the Special Redemption Date (which shall be two (2) Business Days after delivery of such notice to the Holders but in any event on or prior to April 5, 2005), at the Special Redemption Price, and shall state that the Notes must be surrendered to the Paying Agent in order to collect the Special Redemption Price. Prior to 11:00 a.m. (New York City time) on the Special Redemption Date, the Escrow Agent shall release cash in an amount equal to the Special Redemption Price to the Paying Agent as per the written instructions of the Trustee (which shall specify the Special Redemption Price and the wire payment instructions). The

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Notes shall be redeemed as specified in Article 5.9 of the Indenture. The balance of any Collateral remaining in the Collateral Account and not required by the Trustee to fund the Special Redemption Price shall be disbursed (A) first, to pay any expenses (x) payable by the Pledgor to the Escrow Agent hereunder or by (y) payable by the Pledgor pursuant to the Purchase Agreement, in each case that have not been paid and (B) second, to, or at the written direction of, the Pledgor in an amount equal to the remainder of all Escrowed Funds held in the Collateral Account or otherwise.

(c) If the Pledgor is required to effect the redemption contemplated by subclause (b) above and for any reason the amount of Collateral to be released is insufficient to pay the Special Redemption Price to redeem all of the outstanding Notes as provided in the Indenture, the Pledgor agrees to pay to the Paying Agent on or prior to the Special Redemption Date, the amount of funds necessary to permit all outstanding Notes to be redeemed in accordance with the provisions in the Indenture.

(d) Upon the release of any Collateral from the Collateral Account or otherwise in accordance with the terms of this Escrow and Security Agreement, the security interest evidenced by this Escrow and Security Agreement in such released Collateral will automatically terminate and be of no further force and effect.

(e) The Escrow Agent shall not be required to liquidate any Collateral Investment in order to make any release hereunder unless (i) required to do so to effect any distribution pursuant to Section 7(a) or Section 7(b) hereof; (ii) instructed to do so by written instructions executed by the Pledgor, the Trustee and J.P. Morgan Securities Inc. (the “Representative”); or (iii) pursuant to Section 13 hereof.

(f) Notwithstanding anything in this Escrow and Security Agreement to the contrary, the Escrow Agent shall disburse Escrowed Funds as directed pursuant to (i) a final judgment (without further right of appeal) or (ii) a written notice executed by the Pledgor, the Trustee and the Representative.

SECTION 8. Representations and Warranties. (a) The Pledgor hereby represents and warrants that:

(1) The execution, delivery and performance by the Pledgor of this Escrow and Security Agreement will not (x) result in a breach or violation of any of the terms or provisions of, or constitute a default under, or, except for those created by under this Escrow and Security Agreement, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Pledgor pursuant to, any agreement or instrument to which the Pledgor is a party or by which the Pledgor is bound or to which any of the property or assets of the Pledgor is subject, (y) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Pledgor or (z) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority.

(2) Pursuant to the Indenture, the Pledgor has directed the Trustee to enter into this Agreement and to perform its obligations hereunder.

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(3) Other than filings of U.C.C. financing statements, no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required (i) for the performance by the Pledgor of its obligations under this Escrow and Security Agreement, (ii) for the pledge by the Pledgor of the Collateral pursuant to this Escrow and Security Agreement or (iii) for the exercise by the Escrow Agent of the rights provided for in this Escrow and Security Agreement or the remedies in respect of the Collateral pursuant to this Escrow and Security Agreement.

(4) The Pledgor is the beneficial owner of the Collateral, free and clear of any Lien or claims of any Person (except for the security interests granted under this Escrow and Security Agreement). No financing statement covering the Pledgor’s interest in the Collateral is on file in any public office, other than financing statements, if any, filed pursuant to this Escrow and Security Agreement. Upon the execution and delivery of this Escrow and Security Agreement by all parties hereto, the Trustee will have a first-priority perfected security interest in the Collateral prior to any other security interest created under the U.C.C.

(5) This Escrow Agreement and Security Agreement has been duly authorized, executed and delivered by the Pledgor and, when duly executed and delivered in accordance with its terms by each of the other parties hereto, will constitute a valid and legally binding agreement of the Pledgor enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(6) To the Pledgor’s knowledge, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Pledgor is or may be a party or to which any property of the Pledgor is or may be the subject that, if decided adversely to the Pledgor, could have an adverse effect of the ability of the Pledgor to perform its obligations under this Escrow and Security Agreement or to consummate the transactions contemplated hereby.

(7) The Pledgor has delivered, or caused to be delivered, the Escrow Amount to the Escrow Agent on the date hereof in an amount sufficient to redeem the Notes on April 5, 2005 (the last possible Special Redemption Date) at the Special Redemption Price in accordance with the provisions of the Indenture. The Escrow Agent shall have no responsibilities to calculate or verify such amount at any time.

(8) The pledge of the Collateral pursuant to this Escrow and Security Agreement is not prohibited by law or governmental regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System) applicable to the Pledgor.

(9) No Default or Event of Default exists under the terms of the Indenture.

(b) The Escrow Agent hereby represents and warrants that:

(1) The Escrow Agent may act as a securities intermediary, as defined in Section 8-102 of the U.C.C.

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(2) The execution, delivery and performance by the Escrow Agent of this Escrow and Security Agreement will not (x) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any material agreement or material instrument known to the signer hereof to which the Escrow Agent is a party or by which the Escrow Agent is bound, (y) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Escrow Agent or (z) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority; no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Escrow Agent of its obligations and rights under this Escrow and Security Agreement.

(3) This Escrow Agreement and Security Agreement has been duly authorized, executed and delivered by the Escrow Agent and, when duly executed and delivered in accordance with its terms by each of the other parties hereto, will constitute a valid and legally binding agreement of the Escrow Agent enforceable against the Escrow Agent in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(4) There are no legal or governmental proceedings pending or, to the best of the Escrow Agent’s knowledge, threatened to which the Escrow Agent or any of its respective subsidiaries is a party or to which any of the properties of the Escrow Agent or any such subsidiary is subject that would materially adversely affect the power or ability of the Escrow Agent to perform its respective obligations under this Escrow and Security Agreement or to consummate the transactions contemplated hereby.

(c) The Trustee hereby represents and warrants that:

(1) The execution, delivery and performance by the Trustee of this Escrow and Security Agreement will not (x) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any material agreement or material instrument known to the signer hereof to which the Trustee is a party or by which the Trustee is bound, (y) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Trustee or (z) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority; no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Trustee of its obligations and rights under this Escrow and Security Agreement.

(2) This Escrow Agreement and Security Agreement has been duly authorized, executed and delivered by the Trustee and, when duly executed and delivered in accordance with its terms by each of the other parties hereto, will constitute a valid and legally binding agreement of the Trustee enforceable against the Trustee in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

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(3) There are no legal or governmental proceedings pending or, to the best of the Trustee’s knowledge, threatened to which the Trustee or any of its respective subsidiaries is a party or to which any of the properties of the Trustee or any such subsidiary is subject that would materially adversely affect the power or ability of the Trustee to perform its respective obligations under this Escrow and Security Agreement or to consummate the transactions contemplated hereby.

SECTION 9. Further Assurances. The Pledgor will, promptly upon request by the Escrow Agent (which request the Escrow Agent will submit at the direction of the Trustee), execute and deliver or cause to be executed and delivered, or use its reasonable best efforts to procure, all assignments, instruments and other documents, deliver any instruments to the Escrow Agent and take any other actions that are necessary or desirable to perfect, continue the perfection of, or protect the first priority of the Trustee’s security interest in and to the Collateral, to protect the Collateral against the rights, claims, or interests of third persons (other than any such rights, claims or interests created by or arising through the Escrow Agent) or to effect the purposes of this Escrow and Security Agreement. The Pledgor also hereby authorizes the Trustee to file any financing or continuation statements in the United States with respect to the Collateral without the signature of the Pledgor (to the extent permitted by applicable law). The Pledgor will promptly pay all reasonable costs incurred in connection with any of the foregoing within 60 days of receipt of an invoice therefor. The Pledgor also agrees, whether or not requested by the Trustee, to take all actions that are necessary to perfect, continue the perfection of, or to protect the first priority of, the Trustee’s security interest in and to the Collateral, including the filing of all necessary financing and continuation statements, and to protect the Collateral against the rights, claims or interests of third persons (other than any such rights, claims or interests created by or arising through the Trustee).

Section 10. Covenants. The Pledgor covenants and agrees with the Escrow Agent, the Initial Purchasers and the Trustee that from and after the date of this Escrow and Security Agreement until the earlier of (i) the release of all Collateral to the Initial Purchasers and the Pledgor in accordance with Section 7(a) hereof and (ii) the payment of the Special Redemption Price for all Notes redeemed as provided by Section 5.9 of the Indenture and Section 7(b) hereof and the payment of the other amounts pursuant to Section 7(b) hereof:

(a) that (i) it will not (and will not purport to) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral, (ii) it will not create or permit to exist any Lien on any of the Collateral (except for the security interests granted under this Escrow and Security Agreement and any Lien created by or arising through the Trustee) and at all times will be the sole beneficial owner of the Collateral and (iii) it will not take any action to enable the secured parties under the Existing Credit Agreement to obtain “control” within the meaning of Section 9-106 of the U.C.C. with respect to the Collateral; and

(b) that it will not (i) enter into any agreement or understanding that restricts or inhibits or purports to restrict or inhibit the Trustee’s rights or remedies hereunder, including, without limitation, the Trustee’s right to direct the sale or disposal of the Collateral as otherwise permitted hereunder or (ii) fail to pay or discharge any tax, assessment or levy of any nature with respect to the Collateral not later than the date of any proposed sale under any judgment, writ or warrant of attachment with respect to the Collateral.

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SECTION 11. Escrow Agent Rights and Duties. (a) The duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. The Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among any or all of the other parties hereto or to which any of them is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow and Security Agreement) from any such party or any entity acting on its behalf. The Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

(b) If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Escrowed Funds (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrowed Funds), the Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Escrow Agent shall not be liable to any of the parties hereto or to any other Person even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

(c) The Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of bad faith, willful misconduct or gross negligence on its part. In no event shall the Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from Pledgor or any Person acting on behalf of the Pledgor so long as such action is taken in accordance with the provisions of this Escrow and Security Agreement, (ii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, or (iii) for an amount in excess of the value of the Escrowed Funds, valued as of the date of deposit, plus any accrued interest thereon. Anything in this Escrow and Security Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(d) The Escrow Agent may consult with legal counsel of its own selection (with the expense to be reimbursed in accordance with the terms of Section 14 hereof) as to any matter relating to this Escrow and Security Agreement, and the Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

(e) The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God, war, terrorism or other catastrophe, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

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(f) The Pledgor, with the consent of the Representative and the Trustee may remove the Escrow Agent at any time by giving to Escrow Agent five (5) calendar days’ prior notice in writing signed by the Pledgor, the Representative and Trustee. The Escrow Agent may resign at any time by giving to the Pledgor, the Representative and Trustee fifteen (15) calendar days’ prior written notice thereof.

(i) Within two (2) calendar days after giving the foregoing notice of removal to Escrow Agent or receiving the foregoing notice of resignation from Escrow Agent, the Pledgor, the Representative and the Trustee shall reasonably agree on and appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment by the end of such two-day period, the Escrow Agent may, in its sole discretion, apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid by, and be deemed an obligation of, the Pledgor.

(ii) Upon receipt of the identity of the successor Escrow Agent, the Escrow Agent shall either deliver the Escrowed Funds then held hereunder to the successor Escrow Agent, less Escrow Agent’s fees, costs and expenses or other obligations owed to the Escrow Agent, or hold such Escrowed Funds (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.

(iii) Upon delivery of the Escrowed Funds to such successor Escrow Agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

(g) Any corporation or other company into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or other company resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any corporation or other company succeeding to all or substantially all of the corporate trust business of the Escrow Agent, shall be the successor of the Escrow Agent hereunder without the execution or filing of any paper or any further action on the part of any of the parties hereto.

(h) The Escrow Agent shall upon the request of the Pledgor from time to time, provide a statement identifying transactions, transfers or holdings of Escrowed Funds and each such statement shall be deemed to be correct and final upon receipt thereof by the other parties hereto unless the Escrow Agent is notified in writing to the contrary within thirty (30) Business Days of the date of such statement.

(i) The Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of Persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

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(j) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Escrow Agent hereunder, the Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrowed Funds, unless the Escrow Agent receives joint written instructions, signed by Pledgor, Representative and the Trustee, which eliminates such ambiguity or uncertainty.

(k) In the event of any dispute between or conflicting claims, demands or instructions by or among the other parties to this Escrow and Security Agreement and/or any other Person with respect to any Escrowed Funds, the Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrowed Funds so long as such dispute or conflict shall continue, and the Escrow Agent shall not be or become liable in any way for failure or refusal to comply with such conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Escrow Agent or (ii) the Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses (as defined below) which it may incur by reason of so acting. The Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed an obligation of, the Pledgor.

(l) The rights and remedies conferred upon the Escrow Agent and the Pledgor hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

(m) The Escrow Agent does not have any interest in the Escrowed Funds hereunder but is serving as escrow holder only and having only possession thereof. Pledgor shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrowed Funds incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent any amounts that it is obligated to pay in the way of such taxes. Upon execution of this Agreement, the parties hereto shall provide the Escrow Agent with a fully executed W-9 IRS form. The parties hereto agree that (i) for tax reporting purposes, and for any tax year, all interest or other income earned under the Escrow and Security Agreement shall be allocable to the Pledgor and (ii) to the extent permitted by applicable law, the Pledgor will include all amounts earned under the Escrow and Security Agreement in its gross income for federal, state and local income tax (collectively, “income tax”) purposes and pay any income tax resulting therefrom, and the Escrow Agent shall allocate all such earnings for tax reporting purposes to the Pledgor. Any payments of income from the account established hereunder may be subject to withholding regulations then in force with respect to United States taxes, and if required, the parties hereto will promptly provide the Escrow Agent with completed and executed W-9, W-8BEN or other appropriate forms. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to any income which may be earned on investment of funds which are a part of the Escrowed Funds and is not responsible for any other reporting.

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(n) The rights and powers granted to the Escrow Agent hereunder are being granted in order to preserve and protect the security interest of the Trustee and the Holders of the Notes in and to the Collateral granted hereby and shall not be interpreted to and shall not impose any duties on the Escrow Agent in connection therewith other than those expressly provided herein or imposed under applicable law. Except as provided by applicable law or by the Indenture, the Escrow Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Escrow Agent accords similar property held by the Escrow Agent for similar accounts, it being understood that the Escrow Agent in its capacity as such shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities or other matters relative to any Collateral, whether or not the Escrow Agent has or is deemed to have knowledge of such matters, (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral or (c) investing or reinvesting any of the Collateral, provided, however, that nothing contained in this Escrow and Security Agreement shall relieve the Escrow Agent of any responsibilities in its capacity as a securities intermediary under applicable law.

Section 12. Indemnity. The Pledgor shall indemnify, hold harmless and defend the Escrow Agent and its directors, officers, agents and employees, from and against any and all claims, actions, obligations, liabilities, damages, costs and expenses (“Losses”) directly or indirectly arising out of, relating to or in connection with its acceptance of its appointment hereunder or its performance as Escrow Agent, provided that such Losses do not arise from the Escrow Agent’s bad faith, wilful misconduct or gross negligence.

SECTION 13. Remedies upon Event of Default. If any Event of Default under the Indenture or any default hereunder (any such Event of Default or default being referred to in this Escrow and Security Agreement as an “Event of Default”) not cured within 30 days after notice thereof to the Pledgor shall have occurred and be continuing:

(a) The Trustee and the Holders of the Notes shall have, in addition to all other rights given by law or by this Escrow and Security Agreement or the Indenture, all of the rights and remedies with respect to the Collateral of a secured party under the U.C.C. in effect in the State of New York at that time. In addition, with respect to any Collateral that shall then be in or shall thereafter come into the possession or custody of the Escrow Agent, the Escrow Agent, at the written direction of the Trustee, shall, sell or cause the same to be sold at any broker’s board or at public or private sale, in one or more sales or lots, at such price or prices as the Trustee may deem commercially reasonable, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever created by or through the Pledgor. Unless any of the Collateral threatens, in the reasonable judgment of the Trustee, to decline speedily in value or is or becomes of a type sold on a recognized market, the Trustee will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Collateral conducted in conformity with reasonable commercial practices of

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banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgor as provided in Section 16.1 hereof at least five (5) days before the time of the sale or disposition. The Trustee, Escrow Agent or any Holder of Notes may, in its own name or in the name of a designee or nominee, buy any of the Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys’ fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Collateral.

(b) The Pledgor further agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 13 valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 13 will cause irreparable injury to the Trustee, Escrow Agent and the Holders of the Notes, that the Trustee, Escrow Agent and the Holders of the Notes have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 13 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

SECTION 14. Compensation; Expenses. The Escrow Agent shall be entitled to receive an administrative fee of $1,500.00 from the Pledgor upon execution of this Escrow and Security Agreement. If any fees, expenses or costs incurred by, or any obligations owed to, the Escrow Agent hereunder are not promptly paid when due, the Escrow Agent may reimburse itself therefor from the Escrowed Funds and may sell, convey or otherwise dispose of any Escrowed Funds for such purpose. As security for the due and punctual performance of the obligations to the Escrow Agent under this Section 14, Section 12 hereof and all other obligations owing to the Escrow Agent hereunder, now or hereafter arising, the Pledgor hereby pledges, assigns and grants to the Escrow Agent a continuing security interest in, and a lien on, the Escrowed Funds and all distributions thereon or additions thereto. The security interest of the Escrow Agent shall at all times be valid, perfected and enforceable by the Escrow Agent against all such parties and all third parties in accordance with the terms of this Escrow Agreement. The Pledgor will upon demand pay to the Escrow Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees, expenses and disbursements of its counsel, experts and agents retained by the Escrow Agent, that the Escrow Agent may incur in connection with (a) the review, negotiation and administration of this Escrow and Security Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Escrow Agent, the Holders of the Notes and the Initial Purchasers hereunder or (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

SECTION 15. Security Interest Absolute. All rights of the Trustee, Escrow Agent, the Holders of the Notes and the Initial Purchasers and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

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(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture; or

(c) any exchange, surrender, release or non-perfection of any Liens on any other collateral for all or any of the Obligations.

SECTION 16. Miscellaneous Provisions

16.1 Notices. Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, commercial courier service or telecopier communication, addressed as follows:

If to the Pledgor:

LFS-Merger Sub, Inc.

Moulin International U.S.

1840 Gateway Drive

Suite 200

San Mateo, California 94404

Attn: Anthony DiChiara

Fax: (650) 649-2238

With copies to:

Shearman & Sterling LLP

599 Lexington Avenue

New York, New York 10022

Attn: Robert Evans, III, Esq.

Fax: (212) 848-7879

If to the Escrow Agent:

The Bank of New York

101 Barclay Street

Floor 8 West

New York, New York

Attn: Corporate Trust Administration

Fax: (212) 815-5704/5707

If to the Trustee:

The Bank of New York

101 Barclay Street

Floor 8 West

New York, New York

Attn: Corporate Trust Administration

Fax: (212) 815-5704/5707

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If to the Initial Purchasers:

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York,

New York 10017

Attn: Lauren Camp

Fax: (212) 270-1063

With copies to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attn: Michael Nathan, Esq.

Fax: (212) 455-2502

Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.

16.2 No Adverse Interpretation of Other Agreements. This Escrow and Security Agreement may not be used to interpret another pledge, security or debt agreement of the Pledgor or any subsidiary thereof. No such pledge, security or debt agreement (other than the Indenture) may be used to interpret this Escrow and Security Agreement.

16.3 Severability. The provisions of this Escrow and Security Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Escrow and Security Agreement in any jurisdiction.

16.4 Headings. The headings in this Escrow and Security Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

16.5 Counterpart Originals. This Escrow and Security Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

16.6 Benefits of Escrow and Security Agreement. Nothing in this Escrow and Security Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Escrow and Security Agreement.

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16.7 Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Escrow and Security Agreement and any consent to any departure by the Pledgor from any provision of this Escrow and Security Agreement shall be effective only if made or duly given in compliance with all of the terms and provisions of the Indenture and, in addition, with the written consent of the Escrow Agent, Trustee and Representative, and none of the Escrow Agent, Trustee, Representative or any Holder of Notes shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of the Escrow Agent, Trustee, Representative or any Holder of Notes to exercise, or delay in exercising, any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Escrow Agent, Trustee, Representative or any Holder of Notes of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Escrow Agent, Trustee, Representative or such Holder of Notes would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

16.8 Interpretation of Agreement. To the extent a term or provision of this Escrow and Security Agreement (other than Sections 10, 11, 12, 13 and 14 hereof) conflicts with the Indenture, the Indenture shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Escrow and Security Agreement shall not be relevant to determine the meaning of this Escrow and Security Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

16.9 Continuing Security Interest; Termination. (b) This Escrow and Security Agreement shall create a continuing security interest in and to the Collateral and shall, unless otherwise provided in the Indenture or in this Escrow and Security Agreement, remain in full force and effect until the payment in full in cash of the Obligations. This Escrow and Security Agreement shall be binding upon the Pledgor, its transferees, successors and assigns, and shall inure, together with the rights and remedies of the Escrow Agent hereunder, to the benefit of the Escrow Agent, Trustee, Initial Purchasers, Holders of the Notes and their respective successors, transferees and assigns.

(a) This Escrow and Security Agreement shall terminate upon the payment in full in cash of the Obligations or release of all Collateral to the Initial Purchasers and the Pledgor in accordance with the terms of this Escrow and Security Agreement. At such time, the Escrow Agent shall reassign and redeliver to the Pledgor all of the Collateral hereunder that has not been sold, disposed of, retained or applied by the Escrow Agent in accordance with the terms of this Escrow and Security Agreement and the Indenture. Such reassignment and redelivery shall be without warranty by or recourse to the Escrow Agent in its capacity as such, except as to the absence of any Liens on the Collateral created by or arising through the Escrow Agent, and shall be at the reasonable expense of the Pledgor.

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16.10 Survival Provisions. All representations, warranties and covenants of the Pledgor contained herein shall survive the execution and delivery of this Escrow and Security Agreement, and shall terminate only upon the termination of this Escrow and Security Agreement. The obligations of the Pledgor under Sections 12 and 14 hereof shall survive the termination of this Escrow and Security Agreement and the resignation or removal of the Escrow Agent.

16.11 Waivers. The Pledgor waives presentment and demand for payment of the Obligations, protest and notice of dishonor or default with respect to the Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

16.12 Authority of the Escrow Agent. The Escrow Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Escrow Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Escrow Agent may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Except as otherwise expressly provided in this Escrow and Security Agreement, neither the Escrow Agent nor any director, officer, employee, attorney or agent of the Escrow Agent shall be liable to the Pledgor for any action taken or omitted to be taken by the Escrow Agent, in its capacity as Escrow Agent, hereunder, except for its own bad faith, gross negligence or willful misconduct, and the Escrow Agent shall not be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Escrow Agent and its directors, officers, employees, attorneys and agents shall be entitled to conclusively rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Escrow Agent shall have no duty to cause any financing statement or continuation statement to be filed in respect of the Collateral.

16.13 Final Expression. This Escrow and Security Agreement, together with the terms of the Indenture expressly referred to herein, is intended by the parties as a final expression of this Escrow and Security Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

16.14 Rights of Holders of the Notes. No Holder of Notes shall have any independent rights hereunder other than those rights granted to individual Holders of the Notes pursuant to Section 5.9 of the Indenture; provided that nothing in this subsection shall limit any rights granted to the Escrow Agent under the Notes or the Indenture.

16.15 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS ESCROW AND SECURITY AGREEMENT AND THE COLLATERAL ACCOUNT (AND ANY SECURITIES ENTITLEMENTS RELATED THERETO) WILL BE INTERPRETED, CONSTRUED, ENFORCED AND ADMINISTERED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE ESCROW AGENT’S JURISDICTION FOR PURPOSES OF SECTIONS 8-110 AND 9-304 OF THE NEW YORK UNIFORM COMMERCIAL CODE WILL BE THE STATE OF NEW YORK. THE PLEDGOR HEREBY SUBMITS TO THE PERSONAL JURISDICTION OF, AND EACH

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AGREES THAT ALL PROCEEDINGS RELATING HERETO WILL BE BROUGHT IN COURTS LOCATED WITHIN, THE CITY AND STATE OF NEW YORK. THE PLEDGOR HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY SUCH PROCEEDINGS. THE PLEDGOR WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO IT AT THE ADDRESS LAST SPECIFIED FOR NOTICES HEREUNDER, AND SUCH SERVICE WILL BE DEEMED COMPLETED TEN (10) CALENDAR DAYS AFTER THE SAME IS SO MAILED.

16.16 Payments to the Initial Purchasers. The Escrow Agent shall make all payments owing to the Initial Purchasers hereunder to J. P. Morgan Securities Inc. as per the following wire payment instructions:

JPMorgan Chase Bank, N.A.
ABA #: 021-000-021
F/A/O: JPMSI
Account #: 066-916-402
Attn.: Joel Ferrari
Reference: Eye Care Center

SECTION 17. Security Procedures. In the event funds transfer instructions are given, whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 1 hereto (“Schedule 1”), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated.

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IN WITNESS WHEREOF, the Pledgor, Trustee, Escrow Agent and the Initial Purchasers have each caused this Escrow and Security Agreement to be duly executed and delivered as of the date first above written.

LFS-MERGER SUB, INC.

By	/s/ Anthony DiChiara
Name:	Anthony DiChiara
Title:	President, Treasurer and Secretary

THE BANK OF NEW YORK,
as Escrow Agent and as Securities Intermediary

By	/s/ Patricia Gallagher
Name:	Patricia Gallagher
Title:	Vice President

THE BANK OF NEW YORK,
as Trustee

By	/s/ Patricia Gallagher
Name:	Patricia Gallagher
Title:	Vice President

J.P. MORGAN SECURITIES INC.
BANC OF AMERICA SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
as Initial Purchasers

BY J.P. MORGAN SECURITIES INC.

By:	/s/ Adam Sell
Authorized Representative

EXHIBIT A

[FORM OF CERTIFICATE TO BE DELIVERED PRIOR TO CLOSING]

OFFICER’S CERTIFICATE

OF

LFS-MERGER SUB, INC.

MARCH 1, 2005

This certificate is being delivered pursuant to Section 7(a) of the Escrow and Security Agreement dated as of February 4, 2005 (the “Escrow Agreement”), among LFS-Merger Sub, Inc., a Texas corporation (the “Pledgor”), The Bank of New York, as securities intermediary and Escrow Agent (the “Escrow Agent”), The Bank of New York, as Trustee under the Indenture referred to in the Escrow Agreement (the “Trustee”), and J.P. Morgan Securities Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the “Initial Purchasers”). Unless otherwise indicated, capitalized terms used but not defined herein have the respective meanings specified in Escrow Agreement. The undersigned, on behalf of the Pledgor and not in a personal capacity, hereby certifies to the Escrow Agent as follows:

1. The Closing (as defined in the Merger Agreement) will occur in accordance with the provisions of the Merger Agreement, and the equity contribution in connection with the Merger will be made as described in the Offering Memorandum, prior to or concurrently with the release of the Escrowed Funds on the Escrow Release Date (defined below, and which in any event shall be on or prior to 5:00 p.m. (New York City time) on April 5, 2005) in accordance with the terms and conditions of the Merger Agreement.

2. Concurrently with or prior to the release of the Escrowed Funds, (a) the New Credit Facility (as defined in the Purchase Agreement) will be effective and able to be drawn upon by the Pledgor and (b) no default or event of default thereunder will be caused by the consummation of the Merger that has not been waived.

3. No Default or Event of Default (a) has occurred and is continuing under the Indenture or will occur at the time of the closing of the Merger or (b) would have occurred and be continuing under the Indenture had Eye Care Centers of America, Inc. (“ECCA”) been the issuer of the Notes under the Indenture as of the Closing Date.

4. Concurrently with or prior to the release of the Escrowed Funds, each of ECCA and the Subsidiary Guarantors will have authorized, executed and delivered (i) the Purchase Agreement pursuant to which each of ECCA and the Subsidiary Guarantors will become a party thereto in accordance with its terms, and all representations and warranties of each of the Company and the Subsidiary Guarantors set forth therein shall have been (x) true and correct as of the date of the Purchase Agreement and (y) true and correct as of the date of the Escrow Agreement, in the case of representations and warranties that are qualified as to materiality, and true and correct as of the date of the Escrow Agreement in all material respects in the case of representations and warranties that are not so qualified, (ii) a Supplemental Indenture (in the form attached as an exhibit to the Indenture) pursuant to which ECCA will assume all obligations under, and each Subsidiary Guarantor will guarantee, the Notes and (iii) a Registration Rights Agreement in the form attached as Exhibit A to the Purchase Agreement (the agreements described in clauses (i) through (iii), the “Closing Documents”).

5. In connection with the execution and delivery of the Closing Documents, the Pledgor will have caused (i) Shearman & Sterling LLP, as counsel for the Pledgor, to furnish to the Representative their written opinion, dated the date of the consummation of the Merger and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex A hereto and any opinions delivered to the Trustee under the Indenture in connection with the execution of the Supplemental Indenture, (ii) Weil, Gotshal & Manges LLP, as Texas counsel for ECCA, to furnish to the Representative their written opinion, dated the date of the consummation of the Merger and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex B hereto and (iii) Lidji & Dorey P.C., as Texas counsel for the Subsidiary Guarantors organized under the laws of the State of Texas, to furnish to the Representative their written opinion with respect to the Subsidiary Guarantors, dated the date of the consummation of the Merger and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex C hereto.

6. ECCA will have delivered to the Representatives a certificate of the Secretary of ECCA and a certificate of the Secretary of each of the Subsidiary Guarantors in customary form with respect to, among other things, the resolutions authorizing the execution, delivery and performance of each of the Closing Documents by each such party and the incumbency of the signatories thereto.

7. ECCA will have delivered to the Representatives evidence of the good standing of Hour Eyes, Inc. in the State of Maryland, in writing or any standard form of telecommunication, from the appropriate governmental authority.

8. The Escrowed Funds to be disbursed to the Pledgor shall be applied by the Pledgor in the manner described under the heading “Use of proceeds” in the Offering Memorandum.

9. Upon satisfaction of the conditions under the Escrow Agreement (including delivery of an Officers’ Certificate pursuant to Section 7(a) thereof in the form of Exhibit B thereto) for the release of the Escrowed Funds, the Escrowed Funds shall be disbursed as instructed below.

Disbursement Instructions:

The Escrow Agent will be instructed to release $4,117,091, which is equal to 100% of the Initial Purchasers’ Commission at [        ] a.m. New York City time on [                    ], 2005 (the “Escrow Release Date”) to the Initial Purchasers by wire transfer at JPMorgan Chase Bank, N.A., ABA #: 021-000-021, F/A/O: JPMSI; Account #: 066-916-402; Attn.: Joel Ferrari; Reference: Eye Care Center

After payment of the 100% Initial Purchasers’ Commission, the remaining funds will be disbursed as follows:

[Pledgor to provide disbursement details]

IN WITNESS WHEREOF, Pledgor, through the undersigned officer, has signed this officer’s certificate as of the date first above written.

LFS-MERGER SUB, INC.

by:
Name:	Anthony DiChiara
Title:	President, Treasurer and Secretary

Annex A

Form of Opinion of

Shearman & Sterling LLP Delivered to Initial Purchasers

212-848-4000

•, 2005

J.P. Morgan Securities Inc.

Banc of America Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

LFS-Merger Sub, Inc. $152,000,000 10 3/4% Senior Subordinated Notes due 2015

Ladies and Gentlemen:

We have acted as counsel to LFS-Merger Sub, Inc., a Texas corporation (“Merger Sub”), in connection with the purchase and sale of $152,000,000 aggregate principal amount of its 10 3/4% senior subordinated notes due 2015 (the “Notes”) pursuant to the Purchase Agreement, dated as of January 28, 2005 (the “Agreement”), among Merger Sub, each of you and, as of •, 2005, Eye Care Centers of America, Inc., a Texas corporation (the “Company”), and the subsidiaries of the Company named in Schedule A hereto (the “Subsidiary Guarantors”). The Notes were issued pursuant to an Indenture, dated as of February 4, 2005 (the “Indenture”), between Merger Sub and The Bank of New York, as trustee (the “Trustee”). This opinion is furnished to you pursuant to Section 7(a) of the Escrow Agreement, dated as of February 4, 2005 (the “Escrow Agreement”), among Merger Sub, The Bank of New York, as escrow agent, the Trustee and each of you.

In that connection, we have reviewed originals or copies of the following documents:

(a) The Agreement.

(b) The Indenture.

(c) The Supplemental Indenture, dated as of •, 2005 (the “Supplemental Indenture”), among Merger Sub, the Company, the Subsidiary Guarantors and the Trustee.

(d) The Registration Rights Agreement, dated as of •, 2005 (the “Registration Rights Agreement”), among the Company, the Subsidiary Guarantors and each of you.

(e) The Escrow Agreement.

(f) A form of certificate representing the Notes.

The documents described in the foregoing clauses (a) through (f) are collectively referred to herein as the “Opinion Documents”.

We have also reviewed the following:

(a) The certificate of incorporation and by-laws of each of the Subsidiary Guarantors listed in Column I of Schedule A hereto (the “Delaware Subsidiary Guarantors”), as amended through the date hereof.

(b) Originals or copies of such other records of Merger Sub, the Company and the Subsidiary Guarantors, certificates of public officials and of officers of Merger Sub, the Company and the Subsidiary Guarantors and agreements and other documents as we have deemed necessary as a basis for the opinions expressed below.

In our review of the Opinion Documents and other documents, we have assumed:

(a) The genuineness of all signatures.

(b) The authenticity of the originals of the documents submitted to us.

(c) The conformity to authentic originals of any documents submitted to us as copies.

(d) As to matters of fact, the truthfulness of the representations made in the Agreement and the other Opinion Documents and in certificates of public officials and officers of Merger Sub, the Company and the Subsidiary Guarantors.

(e) That each of the Opinion Documents is the legal, valid and binding obligation of each party thereto, other than Merger Sub, the Company and the Subsidiary Guarantors, enforceable against each such party in accordance with its terms.

(f) That:

(i) Each of Merger Sub, the Company and the Subsidiary Guarantors listed in Column II of Schedule A hereto (the “Non-Delaware Subsidiary Guarantors”) is an entity duly organized and validly existing under the laws of the jurisdiction of its organization.

(ii) Each of Merger Sub, the Company and the Non-Delaware Subsidiary Guarantors has full power to execute, deliver and perform, and each of Merger Sub, the Company and the Subsidiary Guarantors has duly executed and delivered (except to the extent Generally Applicable Law is applicable to such execution and delivery), the Opinion Documents to which it is a party.

(iii) The execution, delivery and performance by each of Merger Sub, the Company and the Non-Delaware Subsidiary Guarantors of the Opinion Documents to which it is a party have been duly authorized by all necessary action (corporate or otherwise).

(iv) The execution, delivery and performance by each of Merger Sub, the Company and the Subsidiary Guarantors of the Opinion Documents to which it is a party do not:

(A) except with respect to the Delaware Subsidiary Guarantors, contravene its certificate or articles of incorporation, bylaws or other organizational documents; or

(B) except with respect to Generally Applicable Law, violate any law, rule or regulation applicable to it; or

(C) result in any conflict with or breach any agreement or document binding on it of which you have knowledge, have received notice or have reason to know.

(v) Except with respect to Generally Applicable Law, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or (to the extent the same is required under any agreement or document binding on it of which you have knowledge, have received notice or have reason to know) any other third party is required for the due execution, delivery or performance by Merger Sub, the Company and the Subsidiary Guarantors of the Opinion Document to which it is a party or, if any such authorization, approval, consent, action, notice or filing is required, it has been duly obtained, taken, given or made and is in full force and effect.

We have not independently established the validity of the foregoing assumptions.

“Generally Applicable Law” means the federal law of the United States of America, and the law of the State of New York (including the rules or regulations promulgated thereunder or pursuant thereto), that a New York lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the Company, the Subsidiary Guarantors, the Opinion Documents or the transactions governed by the Opinion Documents, and for purposes of assumption paragraph (f) above and our opinions in paragraphs 1 and 2 below, the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing definition of Generally Applicable Law, the term “Generally Applicable Law” does not include any law, rule or regulation that is applicable to Merger Sub, the Company, the Subsidiary Guarantors, the Opinion Documents or such transactions solely because such law, rule or regulation is part of a regulatory regime applicable to any party to any of the Opinion Documents or any of its affiliates due to the specific assets or business of such party or such affiliate.

Based upon the foregoing and upon such other investigation as we have deemed necessary and subject to the qualifications set forth below, we are of the opinion that:

1. Each of the Delaware Subsidiary Guarantors has (a) the corporate power to execute, deliver and perform the Opinion Documents to which it is or will be a party and (b) has taken all corporate action necessary to authorize the execution, delivery and performance of each Opinion Document to which it is a party.

2. The execution and delivery by each of the Company and the Subsidiary Guarantors of each Opinion Document to which it is or will be a party do not, and the performance of its obligations thereunder will not, result in a violation of the certificates of incorporation or by-laws of the Delaware Subsidiary Guarantors.

3. The Agreement has been duly executed and delivered by each of the Company and the Subsidiary Guarantors.

4. The Registration Rights Agreement has been duly executed and delivered and is the legal, valid and binding obligation of each of the Company and the Subsidiary Guarantors, enforceable against each of the Company and the Subsidiary Guarantors in accordance with its terms.

5. The Supplemental Indenture has been duly executed and delivered by each of the Company and the Subsidiary Guarantors and the Indenture, as supplemented by the Supplemental Indenture, is the legal, valid and binding obligation of each of the Company and the Subsidiary Guarantors, enforceable against each of the Company and the Subsidiary Guarantors in accordance with its terms.

6. The Notes are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

7. The Guarantee of each Subsidiary Guarantor is the legal, valid and binding obligation of each such Subsidiary Guarantor, enforceable against each such Subsidiary Guarantor in accordance with its terms.

8. The Indenture, as supplemented by the Supplemental Indenture, conforms in all material respects with the requirements of the Trust Indenture Act of 1939, as amended.

Our opinions expressed above are subject to the following qualifications:

(a) Our opinions in paragraphs 4, 5, 6 and 7 are subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally (including without limitation all laws relating to fraudulent transfers).

(b) Our opinions in paragraphs 4, 5, 6 and 7 are also subject to the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

(c) Our opinions are limited to Generally Applicable Law and we do not express any opinion herein concerning any other law.

(d) The enforcement of any rights to indemnity and contribution under the Registration Rights Agreement referred to in our opinion in paragraph 4 above may be limited by federal and state securities laws and principles of public policy.

This opinion letter is rendered to you in connection with the transactions contemplated by the Opinion Documents. This opinion letter may not be relied upon by you for any other purpose without our prior written consent.

This opinion letter speaks only as of the date hereof. We expressly disclaim any responsibility to advise you of any development or circumstance of any kind, including any change of law or fact, that may occur after the date of this opinion letter that might affect the opinions expressed herein.

Very truly yours,

SCHEDULE A

Column I Delaware Subsidiary Guarantors	Column II Non-Delaware Subsidiary Guarantors
EyeMasters, Inc.	Enclave Advancement Group, Inc.

ECCA Enterprises, Inc.	ECCA Managed Vision Care, Inc.

Eye Care Holdings, Inc.	Visionworks Holdings, Inc.

ECCA Management Investments, Inc.	Metropolitan Vision Services, Inc.

ECCA Management, Inc.	Hour Eyes, Inc.

EyeMasters of Texas Investments, Inc.	Visionworks, Inc.

EyeMasters of Texas Management, Inc.	ECCA Management Services, Ltd.

Stein Optical, Inc.	EyeMasters of Texas, Ltd.

Eye DRx Retail Management, Inc.	ECCA Distribution Services, Ltd.

Vision World, Inc.	Visionary Lab Services, Ltd.

Visionary Retail Management, Inc.

Visionary Properties, Inc.

ECCA Distribution Investments, Inc.

ECCA Distribution Management, Inc.

Visionary Lab Investments, Inc.

Visionary Lab Management, Inc.

Annex B

Form of Opinion of

Weil, Gotshal & Manges LLP Delivered to Initial Purchasers

•, 2005

J.P. Morgan Securities, Inc.

        As Representative of the

        several Initial Purchasers listed

        in Schedule 1 of the Purchase

        Agreement (as defined below)

c/o J.P. Morgan Securities, Inc.

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

We have acted as Texas local counsel to Eye Care Centers of America, Inc., a Texas corporation (the “Company”), in connection with the sale by LFS-Merger Sub, Inc., a Texas corporation (“Merger Sub”), of $152,000,000 principal amount of its 10 3/4% Senior Subordinated Notes due 2015 (the “Notes”). The Notes have been sold to you by Merger Sub pursuant to that certain Purchase Agreement, dated as of January 28, 2005 (the “Purchase Agreement”), between Merger Sub and you, as Representative of the several Initial Purchasers listed in Schedule 1 thereto. The Notes were issued pursuant to an Indenture, dated as of February 4, 2005 (the “Indenture”), between Merger Sub and The Bank of New York, as trustee (the “Trustee”). The Notes are being offered in connection with the financing of the merger (the “Merger”) of Merger Sub with and into the Company pursuant to an Agreement and Plan of Merger, dated as of December 2, 2004 (the “Merger Agreement”), among ECCA Holdings Corporation, a Delaware corporation, Merger Sub and the Company. At the effective time of the Merger, the Company will enter into (i) a supplemental indenture (the “Supplemental Indenture”) among the Company, the subsidiary guarantors party thereto, and the Trustee, pursuant to which the Company will assume all of the obligations of Merger Sub under the Indenture and the Notes, (ii) the Purchase Agreement, and (iii) that certain Registration Rights Agreement relating to the Notes (the “Registration Rights Agreement”). The Purchase Agreement, Registration Rights Agreement and the Supplemental Indenture are collectively referred to herein as the “Applicable Note Documents.” This opinion is furnished to you pursuant to Section 7(a) of that certain Escrow and Security Agreement, dated as of February 4, 2004, among Merger Sub, the Trustee, The Bank of New York, as securities intermediary and escrow agent, and J.P. Morgan Securities, Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated as of February 4, 2005 (the “Escrow Agreement”). The Escrow Agreement was executed and delivered by each party thereto in connection with the transactions contemplated by the Purchase Agreement. Capitalized terms defined in the Purchase Agreement and used (but not otherwise defined) herein are used herein as so defined.

In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction) of (i) the Indenture, (ii) the Merger Agreement, (iii) each Applicable Note Document, and (iv) such corporate and partnership records, agreements, documents and other instruments of the Company, and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

In such examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to these opinions that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Company.

Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that the execution, delivery and performance of each Applicable Note Document by the Company has been duly authorized by all necessary corporate action on the part of the Company.

The opinions expressed herein are limited to the laws of the State of Texas, and we express no opinion as to the effect on the matters covered by this letter of the federal laws of the United States or the laws of any other jurisdiction. The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent.

Very truly yours,

2

Annex C

Form of Opinion of

Lidji & Dorey P.C. Delivered to Initial Purchasers

February     , 2005

J.P. Morgan Securities Inc.

Banc of America Securities LLC and

Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

We have acted as special Texas counsel to LFS-Merger Sub, Inc., a Texas corporation (the “Merger-Sub”) and the subsidiaries of Eye Care Centers of America, Inc., a Texas corporation (the “Company”), listed on Schedule A attached hereto (the “Subsidiary Guarantors”) in connection with the sale of $152,000,000 principal amount of 10 3/4% Senior Subordinated Notes due 2015 (the “Notes”) of Merger-Sub pursuant to that certain Purchase Agreement, dated as of January 28, 2005 (the “Purchase Agreement”), by and among the Merger Sub, the Company, the Subsidiary Guarantors party thereto and you, and that certain Escrow and Security Agreement, dated as of February 4, 2005 (the “Escrow Agreement”), by and among Merger-Sub, The Bank of New York, as Trustee and Escrow Agent, and you. The Notes are being offered in connection with the merger (the “Merger”) of Merger Sub with and into the Company pursuant to an Agreement and Plan of Merger, dated as of December 2, 2004 (the “Merger Agreement”), among ECCA Holdings Corporation, a Delaware corporation, Merger Sub and the Company. At the effective time of the Merger, the Company and the Subsidiary Guarantors will enter into a supplemental indenture (the “Supplemental Indenture”) among themselves and the Trustee, pursuant to which the Company will assume all of the obligations of Merger Sub under the Indenture and the Notes pursuant to the terms of the Indenture. This opinion is furnished to you pursuant to Section 7(a) of the Escrow Agreement. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Purchase Agreement.

In connection with the opinions expressed herein, we have examined such documents, records and matters of law as we have deemed necessary for the purposes of such opinions. We have examined only the following:

1.	a copy of the executed Purchase Agreement;

2.	a copy of the executed Indenture and Supplemental Indenture;

3.	a copy of the executed Escrow Agreement;

J.P. Morgan Securities Inc.

Banc of America Securities LLC and

Merrill Lynch, Pierce, Fenner & Smith Incorporated

February     , 2005

4.	a copy of the Registration Rights Agreement, dated as of February __, 2005, by and among the Company, the Subsidiary Guarantors party thereto, J.P. Morgan Securities Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated;

5.	copies of the Notes executed and delivered in accordance with the Purchase Agreement; and

6.	a copy of the executed Merger Agreement.

The documents referred to in 1-6 above are referred to herein collectively as the “Tranasaction Documents.”

In all such examinations, we have assumed the legal capacity of all natural persons executing documents, the genuineness of all signatures, the authority of all persons signing (other than the Subsidiary Guarantors) each of the documents reviewed by us, the authenticity of original and certified documents and the conformity to original or certified copies of all copies submitted to us as conformed or reproduction copies. As to various questions of fact relevant to the opinions expressed herein that were not independently established or verified by us, we have relied upon, and assumed the accuracy of, representations and warranties of all parties contained in the Transaction Documents and certificates and oral or written statements and other information of or from representatives of the Subsidiary Guarantors and others and assumed compliance on the part of all parties thereto with their respective covenants and agreements contained therein. With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part except to the extent, if any, otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of the assumptions or items upon which we have relied.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. The execution, delivery and performance of each Transaction Document to which each Subsidiary Guarantor is a party has been duly authorized by all necessary corporate action on the part of each such Subsidiary Guarantor.

2. The execution and delivery by each Subsidiary Guarantor of each Transaction Document to which each Subsidiary Guarantor is a party and the performance by it of its obligations thereunder will not conflict with or constitute a default under or violate any of the terms, conditions or provisions of the Articles of Incorporation, by-laws or comparable organizational documents of such Subsidiary Guarantors.

J.P. Morgan Securities Inc.

Banc of America Securities LLC and

Merrill Lynch, Pierce, Fenner & Smith Incorporated

February     , 2005

The opinions set forth above are subject to the following qualifications and limitations:

A. We express no opinions concerning the enforceability of (i) contribution or indemnification provisions to the extent they purport to relate to liabilities resulting from or based upon any violation of federal or state securities or Blue Sky laws or negligence to the extent a court determines that an indemnified party has been fraudulent or grossly negligent or (ii) any provision in the Transaction Documents that purports to waive or otherwise restrict or deny access to claims, causes or action or legal or equitable remedies that may be asserted in any suit or other proceeding.

B. We express no opinion as to state securities or “Blue Sky” laws, the laws of any jurisdiction outside the United States, anti-fraud laws, the rules or regulations of the National Association of Securities Dealers, Inc. or the U.S. federal securities laws.

C. The opinions expressed herein are limited to matters governed by the federal laws of the United States of America and the laws of the States of Texas, in each case as currently in effect, and we express no opinion as to the effect of the laws of any other jurisdiction.

We express no opinion as to any matter other than as expressly set forth above, and no opinion on any other matter may be inferred or implied herefrom. The opinions expressed herein are given as of the date hereof, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein.

The opinions expressed herein are for the sole use and benefit of, and may only be relied upon by, the addressees hereof and are not to be used, circulated, quoted or otherwise referred to in connection with any transaction other than those contemplated by the Transaction Documents, or by or to any other person without our prior written consent

Very truly yours,

J.P. Morgan Securities Inc.

Banc of America Securities LLC and

Merrill Lynch, Pierce, Fenner & Smith Incorporated

February     , 2005

Schedule A

Texas Subsidiary Guarantors

Enclave Advancement Group, Inc.

ECCA Managed Vision Care, Inc.

ECCA Management Services, Ltd.

EyeMasters of Texas, Ltd.

ECCA Distribution Services, Ltd.

Visionary Lab Services, Ltd.

EXHIBIT B

[FORM OF CERTIFICATE TO BE DELIVERED ON CLOSING]

OFFICER’S CERTIFICATE

OF

LFS-MERGER SUB, INC.

MARCH 1, 2005

This certificate is being delivered pursuant to Section 7(a) of the Escrow and Security Agreement dated as of February 4, 2005 (the “Escrow Agreement”), among LFS-Merger Sub, Inc., a Texas corporation (the “Pledgor”), The Bank of New York, as securities intermediary and Escrow Agent (the “Escrow Agent”), The Bank of New York, as Trustee under the Indenture referred to in the Escrow Agreement (the “Trustee”), and J.P. Morgan Securities Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the “Initial Purchasers”). Unless otherwise indicated, capitalized terms used but not defined herein have the respective meanings specified in Escrow Agreement. The undersigned, on behalf of the Pledgor and not in a personal capacity, hereby certifies to the Escrow Agent and directs the Escrow Agent as follows:

1. The Closing (as defined in the Merger Agreement) has occurred, and the equity contribution in connection with the Merger has been made as described in the Offering Memorandum, on the date hereof in accordance with the provisions of the Merger Agreement.

2. As of the date hereof, (a) the New Credit Facility (as defined in the Purchase Agreement) is effective and able to be drawn upon by the Pledgor and (b) no default or event of default has occurred and is occurring thereunder.

3. No Default or Event of Default (a) has occurred and is continuing under the Indenture as of the consummation of the Merger or (b) would have occurred and be continuing under the Indenture had Eye Care Centers of America, Inc. (“ECCA”) been the issuer of the Notes under the Indenture as of the Closing Date.

4. Each of ECCA and the Subsidiary Guarantors has authorized, executed and delivered (i) the Purchase Agreement pursuant to which each of ECCA and the Subsidiary Guarantors have become a party thereto in accordance with its terms, and all representations and warranties of each of the Company the Subsidiary Guarantors set forth therein shall have been (x) true and correct as of the date of the Purchase Agreement and (y) true and correct as of the date of the Escrow Agreement, in the case of representations and warranties that are qualified as to materiality, and true and correct as of the date of the Escrow Agreement in all material respects in the case of representations and warranties that are not so qualified, (ii) a Supplemental Indenture (in the form attached as an exhibit to the Indenture) pursuant to which

ECCA has assumed all obligations under, and each Subsidiary Guarantor has guaranteed, the Notes and (iii) a Registration Rights Agreement in the form attached as Exhibit A to the Purchase Agreement (the agreements described in clauses (i) through (iii), the “Closing Documents”).

5. (i) Shearman & Sterling LLP, as counsel for the Pledgor, has furnished to the Representative their written opinion, dated the date hereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex A hereto and any opinions delivered to the Trustee under the Indenture in connection with the execution of the Supplemental Indenture, (ii) Weil, Gotshal & Manges LLP, as Texas counsel for ECCA, has furnished to the Representative their written opinion, dated the date hereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex B hereto and (iii) Lidji & Dorey P.C., as Texas counsel for the Subsidiary Guarantors organized under the laws of the State of Texas, has furnished to the Representative their written opinion with respect to the Subsidiary Guarantors, dated the date hereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex C hereto.

6. ECCA has delivered to the Representatives a certificate of the Secretary of ECCA and a certificate of the Secretary of each of the Subsidiary Guarantors in customary form with respect to, among other things, the resolutions authorizing the execution, delivery and performance of each of the Closing Documents by each such party and the incumbency of the signatories thereto.

7. ECCA has delivered to the Representatives evidence of the good standing of Hour Eyes, Inc. in the State of Maryland, in writing or any standard form of telecommunication, from the appropriate governmental authority.

8. The Escrowed Funds to be disbursed to the Pledgor shall be applied by the Pledgor in the manner described under the heading “Use of proceeds” in the Offering Memorandum.

9. The Representative has confirmed to the Pledgor that is has received each of the Closing Documents executed by each of the Company and the Guarantors, each of the opinions described in paragraph 5, the certificates described in paragraph 6 and the evidence of good standing described in paragraph 7.

10. The Pledgor hereby directs the Escrow Agent to disburse the Escrowed Funds as instructed below.

Disbursement Instructions:

The Escrow Agent is hereby instructed to release $4,117,091, which is equal to 100% of the Initial Purchasers’ Commission at [        ] a.m. New York City time on [                        ], 2005 (the “Escrow Release Date”) to the Initial Purchasers by wire transfer at JPMorgan Chase Bank, N.A., ABA #: 021-000-021, F/A/O: JPMSI; Account #: 066-916-402; Attn.: Joel Ferrari; Reference: Eye Care Center

After payment of the 100% Initial Purchasers’ Commission, the remaining funds shall be disbursed as follows:

[Pledgor to provide disbursement details]

IN WITNESS WHEREOF, Pledgor, through the undersigned officer, has signed this officer’s certificate as of the date first above written.

LFS-MERGER SUB, INC.

by:
Name: Anthony DiChiara
Title: President, Treasurer and Secretary

Annex A

Form of Opinion of

Shearman & Sterling LLP Delivered to Initial Purchasers

212-848-4000

•, 2005

J.P. Morgan Securities Inc.

Banc of America Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

LFS-Merger Sub, Inc.

$152,000,000 10¾% Senior Subordinated Notes due 2015

Ladies and Gentlemen:

We have acted as counsel to LFS-Merger Sub, Inc., a Texas corporation (“Merger Sub”), in connection with the purchase and sale of $152,000,000 aggregate principal amount of its 10¾% senior subordinated notes due 2015 (the “Notes”) pursuant to the Purchase Agreement, dated as of January 28, 2005 (the “Agreement”), among Merger Sub, each of you and, as of •, 2005, Eye Care Centers of America, Inc., a Texas corporation (the “Company”), and the subsidiaries of the Company named in Schedule A hereto (the “Subsidiary Guarantors”). The Notes were issued pursuant to an Indenture, dated as of February 4, 2005 (the “Indenture”), between Merger Sub and The Bank of New York, as trustee (the “Trustee”). This opinion is furnished to you pursuant to Section 7(a) of the Escrow Agreement, dated as of February 4, 2005 (the “Escrow Agreement”), among Merger Sub, The Bank of New York, as escrow agent, the Trustee and each of you.

In that connection, we have reviewed originals or copies of the following documents:

(a) The Agreement.

(b) The Indenture.

(c) The Supplemental Indenture, dated as of •, 2005 (the “Supplemental Indenture”), among Merger Sub, the Company, the Subsidiary Guarantors and the Trustee.

(d) The Registration Rights Agreement, dated as of •, 2005 (the “Registration Rights Agreement”), among the Company, the Subsidiary Guarantors and each of you.

J.P. Morgan Securities Inc.

Banc of America Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

(e) The Escrow Agreement.

(f) A form of certificate representing the Notes.

The documents described in the foregoing clauses (a) through (f) are collectively referred to herein as the “Opinion Documents”.

We have also reviewed the following:

(a) The certificate of incorporation and by-laws of each of the Subsidiary Guarantors listed in Column I of Schedule A hereto (the “Delaware Subsidiary Guarantors”), as amended through the date hereof.

(b) Originals or copies of such other records of Merger Sub, the Company and the Subsidiary Guarantors, certificates of public officials and of officers of Merger Sub, the Company and the Subsidiary Guarantors and agreements and other documents as we have deemed necessary as a basis for the opinions expressed below.

In our review of the Opinion Documents and other documents, we have assumed:

(a) The genuineness of all signatures.

(b) The authenticity of the originals of the documents submitted to us.

(c) The conformity to authentic originals of any documents submitted to us as copies.

(d) As to matters of fact, the truthfulness of the representations made in the Agreement and the other Opinion Documents and in certificates of public officials and officers of Merger Sub, the Company and the Subsidiary Guarantors.

(e) That each of the Opinion Documents is the legal, valid and binding obligation of each party thereto, other than Merger Sub, the Company and the Subsidiary Guarantors, enforceable against each such party in accordance with its terms.

(f) That:

(i) Each of Merger Sub, the Company and the Subsidiary Guarantors listed in Column II of Schedule A hereto (the “Non-Delaware Subsidiary Guarantors”) is an entity duly organized and validly existing under the laws of the jurisdiction of its organization.

(ii) Each of Merger Sub, the Company and the Non-Delaware Subsidiary Guarantors has full power to execute, deliver and perform, and each of Merger Sub, the Company and the Subsidiary Guarantors has duly executed and delivered (except to the extent Generally Applicable Law is applicable to such execution and delivery), the Opinion Documents to which it is a party.

J.P. Morgan Securities Inc.

Banc of America Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

(iii) The execution, delivery and performance by each of Merger Sub, the Company and the Non-Delaware Subsidiary Guarantors of the Opinion Documents to which it is a party have been duly authorized by all necessary action (corporate or otherwise).

(iv) The execution, delivery and performance by each of Merger Sub, the Company and the Subsidiary Guarantors of the Opinion Documents to which it is a party do not:

(A) except with respect to the Delaware Subsidiary Guarantors, contravene its certificate or articles of incorporation, bylaws or other organizational documents; or

(B) except with respect to Generally Applicable Law, violate any law, rule or regulation applicable to it; or

(C) result in any conflict with or breach any agreement or document binding on it of which you have knowledge, have received notice or have reason to know.

(v) Except with respect to Generally Applicable Law, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or (to the extent the same is required under any agreement or document binding on it of which you have knowledge, have received notice or have reason to know) any other third party is required for the due execution, delivery or performance by Merger Sub, the Company and the Subsidiary Guarantors of the Opinion Document to which it is a party or, if any such authorization, approval, consent, action, notice or filing is required, it has been duly obtained, taken, given or made and is in full force and effect.

We have not independently established the validity of the foregoing assumptions.

“Generally Applicable Law” means the federal law of the United States of America, and the law of the State of New York (including the rules or regulations promulgated thereunder or pursuant thereto), that a New York lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the Company, the Subsidiary Guarantors, the Opinion Documents or the transactions governed by the Opinion Documents, and for purposes of assumption paragraph (f) above and our opinions in paragraphs 1 and 2 below, the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing definition of Generally Applicable Law, the term “Generally Applicable Law” does not include any law, rule or regulation that is applicable to Merger Sub,

J.P. Morgan Securities Inc.

Banc of America Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

the Company, the Subsidiary Guarantors, the Opinion Documents or such transactions solely because such law, rule or regulation is part of a regulatory regime applicable to any party to any of the Opinion Documents or any of its affiliates due to the specific assets or business of such party or such affiliate.

Based upon the foregoing and upon such other investigation as we have deemed necessary and subject to the qualifications set forth below, we are of the opinion that:

1. Each of the Delaware Subsidiary Guarantors has (a) the corporate power to execute, deliver and perform the Opinion Documents to which it is or will be a party and (b) has taken all corporate action necessary to authorize the execution, delivery and performance of each Opinion Document to which it is a party.

2. The execution and delivery by each of the Company and the Subsidiary Guarantors of each Opinion Document to which it is or will be a party do not, and the performance of its obligations thereunder will not, result in a violation of the certificates of incorporation or by-laws of the Delaware Subsidiary Guarantors.

3. The Agreement has been duly executed and delivered by each of the Company and the Subsidiary Guarantors.

4. The Registration Rights Agreement has been duly executed and delivered and is the legal, valid and binding obligation of each of the Company and the Subsidiary Guarantors, enforceable against each of the Company and the Subsidiary Guarantors in accordance with its terms.

5. The Supplemental Indenture has been duly executed and delivered by each of the Company and the Subsidiary Guarantors and the Indenture, as supplemented by the Supplemental Indenture, is the legal, valid and binding obligation of each of the Company and the Subsidiary Guarantors, enforceable against each of the Company and the Subsidiary Guarantors in accordance with its terms.

6. The Notes are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

7. The Guarantee of each Subsidiary Guarantor is the legal, valid and binding obligation of each such Subsidiary Guarantor, enforceable against each such Subsidiary Guarantor in accordance with its terms.

8. The Indenture, as supplemented by the Supplemental Indenture, conforms in all material respects with the requirements of the Trust Indenture Act of 1939, as amended.

Our opinions expressed above are subject to the following qualifications:

(a) Our opinions in paragraphs 4, 5, 6 and 7 are subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally (including without limitation all laws relating to fraudulent transfers).

J.P. Morgan Securities Inc.

Banc of America Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

(b) Our opinions in paragraphs 4, 5, 6 and 7 are also subject to the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

(c) Our opinions are limited to Generally Applicable Law and we do not express any opinion herein concerning any other law.

(d) The enforcement of any rights to indemnity and contribution under the Registration Rights Agreement referred to in our opinion in paragraph 4 above may be limited by federal and state securities laws and principles of public policy.

This opinion letter is rendered to you in connection with the transactions contemplated by the Opinion Documents. This opinion letter may not be relied upon by you for any other purpose without our prior written consent.

This opinion letter speaks only as of the date hereof. We expressly disclaim any responsibility to advise you of any development or circumstance of any kind, including any change of law or fact, that may occur after the date of this opinion letter that might affect the opinions expressed herein.

Very truly yours,

J.P. Morgan Securities Inc.

Banc of America Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

SCHEDULE A

Column I Delaware Subsidiary Guarantors	Column II Non-Delaware Subsidiary Guarantors
EyeMasters, Inc.	Enclave Advancement Group, Inc.

ECCA Enterprises, Inc.	ECCA Managed Vision Care, Inc.

Eye Care Holdings, Inc.	Visionworks Holdings, Inc.

ECCA Management Investments, Inc.	Metropolitan Vision Services, Inc.

ECCA Management, Inc.	Hour Eyes, Inc.

EyeMasters of Texas Investments, Inc.	Visionworks, Inc.

EyeMasters of Texas Management, Inc.	ECCA Management Services, Ltd.

Stein Optical, Inc.	EyeMasters of Texas, Ltd.

Eye DRx Retail Management, Inc.	ECCA Distribution Services, Ltd.

Vision World, Inc.	Visionary Lab Services, Ltd.

Visionary Retail Management, Inc.

Visionary Properties, Inc.

ECCA Distribution Investments, Inc.

ECCA Distribution Management, Inc.

Visionary Lab Investments, Inc.

Visionary Lab Management, Inc.

Annex B

Form of Opinion of

Weil, Gotshal & Manges LLP Delivered to Initial Purchasers

•, 2005

J.P. Morgan Securities, Inc.

As Representative of the

several Initial Purchasers listed

in Schedule 1 of the Purchase

Agreement (as defined below)

c/o J.P. Morgan Securities, Inc.

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

We have acted as Texas local counsel to Eye Care Centers of America, Inc., a Texas corporation (the “Company”), in connection with the sale by LFS-Merger Sub, Inc., a Texas corporation (“Merger Sub”), of $152,000,000 principal amount of its 10 3/4% Senior Subordinated Notes due 2015 (the “Notes”). The Notes have been sold to you by Merger Sub pursuant to that certain Purchase Agreement, dated as of January 28, 2005 (the “Purchase Agreement”), between Merger Sub and you, as Representative of the several Initial Purchasers listed in Schedule 1 thereto. The Notes were issued pursuant to an Indenture, dated as of February 4, 2005 (the “Indenture”), between Merger Sub and The Bank of New York, as trustee (the “Trustee”). The Notes are being offered in connection with the financing of the merger (the “Merger”) of Merger Sub with and into the Company pursuant to an Agreement and Plan of Merger, dated as of December 2, 2004 (the “Merger Agreement”), among ECCA Holdings Corporation, a Delaware corporation, Merger Sub and the Company. At the effective time of the Merger, the Company will enter into (i) a supplemental indenture (the “Supplemental Indenture”) among the Company, the subsidiary guarantors party thereto, and the Trustee, pursuant to which the Company will assume all of the obligations of Merger Sub under the Indenture and the Notes, (ii) the Purchase Agreement, and (iii) that certain Registration Rights Agreement relating to the Notes (the “Registration Rights Agreement”). The Purchase Agreement, Registration Rights Agreement and the Supplemental Indenture are collectively referred to herein as the “Applicable Note Documents.” This opinion is furnished to you pursuant to Section 7(a) of that certain Escrow and Security Agreement, dated as of February 4, 2004, among Merger Sub, the Trustee, The Bank of New York, as securities intermediary and escrow agent, and J.P. Morgan Securities, Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated as of February 4, 2005 (the “Escrow Agreement”). The Escrow Agreement was executed and delivered by each party thereto in connection with the transactions contemplated by the Purchase Agreement. Capitalized terms defined in the Purchase Agreement and used (but not otherwise defined) herein are used herein as so defined.

In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction) of (i) the Indenture, (ii) the Merger Agreement, (iii) each Applicable Note Document, and (iv) such corporate and partnership records, agreements, documents and other instruments of the Company, and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

In such examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to these opinions that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Company.

Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that the execution, delivery and performance of each Applicable Note Document by the Company has been duly authorized by all necessary corporate action on the part of the Company.

The opinions expressed herein are limited to the laws of the State of Texas, and we express no opinion as to the effect on the matters covered by this letter of the federal laws of the United States or the laws of any other jurisdiction. The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent.

Very truly yours,

2

Annex C

Form of Opinion of

Lidji & Dorey P.C. Delivered to Initial Purchasers

February     , 2005

J.P. Morgan Securities Inc.

Banc of America Securities LLC and

Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o J.P. Morgan Securities Inc.

270 Park Avenue New York, New York 10017

Ladies and Gentlemen:

We have acted as special Texas counsel to LFS-Merger Sub, Inc., a Texas corporation (the “Merger-Sub”) and the subsidiaries of Eye Care Centers of America, Inc., a Texas corporation (the “Company”), listed on Schedule A attached hereto (the “Subsidiary Guarantors”) in connection with the sale of $152,000,000 principal amount of 10¾% Senior Subordinated Notes due 2015 (the “Notes”) of Merger-Sub pursuant to that certain Purchase Agreement, dated as of January 28, 2005 (the “Purchase Agreement”), by and among the Merger Sub, the Company, the Subsidiary Guarantors party thereto and you, and that certain Escrow and Security Agreement, dated as of February 4, 2005 (the “Escrow Agreement”), by and among Merger-Sub, The Bank of New York, as Trustee and Escrow Agent, and you. The Notes are being offered in connection with the merger (the “Merger”) of Merger Sub with and into the Company pursuant to an Agreement and Plan of Merger, dated as of December 2, 2004 (the “Merger Agreement”), among ECCA Holdings Corporation, a Delaware corporation, Merger Sub and the Company. At the effective time of the Merger, the Company and the Subsidiary Guarantors will enter into a supplemental indenture (the “Supplemental Indenture”) among themselves and the Trustee, pursuant to which the Company will assume all of the obligations of Merger Sub under the Indenture and the Notes pursuant to the terms of the Indenture. This opinion is furnished to you pursuant to Section 7(a) of the Escrow Agreement. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Purchase Agreement.

In connection with the opinions expressed herein, we have examined such documents, records and matters of law as we have deemed necessary for the purposes of such opinions. We have examined only the following:

7.	a copy of the executed Purchase Agreement;

8.	a copy of the executed Indenture and Supplemental Indenture;

9.	a copy of the executed Escrow Agreement;

10.	a copy of the Registration Rights Agreement, dated as of February __, 2005, by and among the Company, the Subsidiary Guarantors party thereto, J.P. Morgan Securities Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated;

11.	copies of the Notes executed and delivered in accordance with the Purchase Agreement; and

12.	a copy of the executed Merger Agreement.

The documents referred to in 1-6 above are referred to herein collectively as the “Tranasaction Documents.”

In all such examinations, we have assumed the legal capacity of all natural persons executing documents, the genuineness of all signatures, the authority of all persons signing (other than the Subsidiary Guarantors) each of the documents reviewed by us, the authenticity of original and certified documents and the conformity to original or certified copies of all copies submitted to us as conformed or reproduction copies. As to various questions of fact relevant to the opinions expressed herein that were not independently established or verified by us, we have relied upon, and assumed the accuracy of, representations and warranties of all parties contained in the Transaction Documents and certificates and oral or written statements and other information of or from representatives of the Subsidiary Guarantors and others and assumed compliance on the part of all parties thereto with their respective covenants and agreements contained therein. With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part except to the extent, if any, otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of the assumptions or items upon which we have relied.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

3. The execution, delivery and performance of each Transaction Document to which each Subsidiary Guarantor is a party has been duly authorized by all necessary corporate action on the part of each such Subsidiary Guarantor.

4. The execution and delivery by each Subsidiary Guarantor of each Transaction Document to which each Subsidiary Guarantor is a party and the performance by it of its obligations thereunder will not conflict with or constitute a default under or violate any of the terms, conditions or provisions of the Articles of Incorporation, by-laws or comparable organizational documents of such Subsidiary Guarantors.

The opinions set forth above are subject to the following qualifications and limitations:

A. We express no opinions concerning the enforceability of (i) contribution or indemnification provisions to the extent they purport to relate to liabilities resulting from or based upon any violation of federal or state securities or Blue Sky laws or negligence to the

2

extent a court determines that an indemnified party has been fraudulent or grossly negligent or (ii) any provision in the Transaction Documents that purports to waive or otherwise restrict or deny access to claims, causes or action or legal or equitable remedies that may be asserted in any suit or other proceeding.

B. We express no opinion as to state securities or “Blue Sky” laws, the laws of any jurisdiction outside the United States, anti-fraud laws, the rules or regulations of the National Association of Securities Dealers, Inc. or the U.S. federal securities laws.

C. The opinions expressed herein are limited to matters governed by the federal laws of the United States of America and the laws of the States of Texas, in each case as currently in effect, and we express no opinion as to the effect of the laws of any other jurisdiction.

We express no opinion as to any matter other than as expressly set forth above, and no opinion on any other matter may be inferred or implied herefrom. The opinions expressed herein are given as of the date hereof, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein.

The opinions expressed herein are for the sole use and benefit of, and may only be relied upon by, the addressees hereof and are not to be used, circulated, quoted or otherwise referred to in connection with any transaction other than those contemplated by the Transaction Documents, or by or to any other person without our prior written consent

Very truly yours,

3

Schedule A

Texas Subsidiary Guarantors

Enclave Advancement Group, Inc.

ECCA Managed Vision Care, Inc.

ECCA Management Services, Ltd.

EyeMasters of Texas, Ltd.

ECCA Distribution Services, Ltd.

Visionary Lab Services, Ltd.

4

Schedule 1

Telephone Number(s) for Call-Backs and

Person(s) Designated to Confirm Funds Transfer Instructions

If to Pledgor:

	Name	Telephone Number
1.	Anthony DiChiara	(650) 378-1414

2.

3.

If to Trustee:

	Name	Telephone Number
1.	Patricia Gallagher	(212) 815-5445

2.	Gregg Weissman	(212) 815-3349

Telephone call-backs shall be made to each of Pledgor and Trustee if joint instructions are required pursuant to this Escrow Agreement.